UNITED STATES
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SCHEDULE 14C INFORMATION

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DIVERSIFIED PRODUCT INSPECTIONS, INC.

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Diversified Product Inspections, Inc.
1059 East Tri-County Blvd.
Oliver Springs, TN 37840

INFORMATION STATEMENT

We Are Not Asking You For A Proxy And You Are Requested Not To Send A Proxy.

You are not being asked to approve anything. This Information Statement is being provided to you solely for your information.

The date of this Information Statement is November 17, 2008 and is first being mailed on or about November 20, 2008.

The close of business on November 16, 2008 has been fixed as the record date for the determination of shareholders entitled to receive this information.

This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered shareholders of Diversified Product Inspections, Inc. a Florida corporation (the “Company”), in connection with the consent of the Board of Directors of the Company (the “Board”) and written consent of the holders of the majority of the voting power of the Company’s capital stock (the “Majority Shareholders”) to the merger of the Company with Diversified Product Inspections, Inc., a Delaware corporation and the Company’s wholly-owned subsidiary (“DPI”), for the sole purpose of changing the Company’s state of domicile (the “Merger”). Of the 20,105,867 total votes, the Majority Shareholders holding 13,561,442 votes, or approximately 67.4% of the outstanding voting power, executed a written consent on November 16, 2008 to approve the Merger and reincorporation.

Merger/Reincorporation

The Company proposes to reincorporate as a Delaware corporation by merging into DPI. DPI was recently formed exclusively for the purpose of merging with the Company to effect the reincorporation. The reincorporation will result in:

·
changing our state of incorporation from Florida to Delaware by merging the Company into DPI pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), attached hereto as Appendix A, between us and DPI, which means that the surviving company will be governed by the laws of the State of Delaware. We have not attached the exhibits and schedules; any shareholder may obtain a copy by making a written request to the Company at its office;

·	DPI’s Certificate of Incorporation (the “Delaware Certificate”), attached hereto as Appendix B, becoming the certificate of incorporation of the surviving company; and

·	DPI’s By-Laws (the “Delaware Bylaws”), attached hereto as Appendix C, becoming the by-laws of the surviving company.

Principal Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing, and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under the General Corporation Law of the State of Delaware (the “DGCL”). Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions. The direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, since they are the owners of the corporations, and because Delaware law is responsive to the needs of shareholders, Delaware law also directly benefits shareholders.

Many corporations choose to incorporate in Delaware or choose to reincorporate in Delaware, as the Company now proposes to do, in order to take advantage of Delaware’s flexible and responsive corporate laws. The Company believes that the Company itself and its shareholders would benefit from the flexible corporate and legal environment provided by Delaware law, which it feels is a more appropriate environment in which to operate than currently exists in Florida. Also, the Company currently has no substantial nexus in Florida, as it has no office or employees in the state of Florida. The Company’s Board of Directors considered the following benefits available to Delaware corporations in deciding to propose the reincorporation:

·	the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

·	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware which uses modern computer technology;

·
the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the DGCL continues to be responsive to the changing needs of business;

·	the Delaware Court of Chancery and the Delaware Supreme Court, which regularly handle complex corporate issues and are highly regarded; and

·
the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Company believes that, as a Delaware corporation, it would be better able to attract and retain qualified directors and officers than it would be able to as a Florida corporation, in part, because Delaware law is more predictable with respect to the issue of liability of directors and officers than is Florida law. The increasing frequency of claims against directors and officers litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The time and money required to respond to and litigate such claims can be substantial. Although both Florida law and Delaware law reduce or limit the monetary liability of directors for breaches of their fiduciary duty of care, the predictability of Delaware law, as stated above, affords officers and directors a greater degree of comfort as to their risk of liability than that afforded under Florida law. Reincorporation from Florida to Delaware may make it easier to attract future candidates willing to serve on the Company’s Board of Directors, as many of these candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Company’s Business

The Company specializes in conducting investigations and laboratory analysis of a wide variety of products to determine the cause and origin of product failures. The Company’s primary customers consist of national insurance companies that are interested in subrogating claims to recover losses. Subrogation is a legal principle, which provides that, to the extent an insurer has paid for a loss, the insurer receives the policyholder's right to recover from any third party that caused the loss. The Company has accumulated a large database of known defective products that includes photos and other documentation that are used in their investigations. Additionally, the Company provides for the storage of evidence and derives revenues from the secure storage of materials.

Litigation Settlement

The Company has signed a Settlement Agreement and Asset Purchase Agreement dated as of September 29, 2008 (the “Agreement”) providing for it to transfer all of its assets, except $250,000, to a Tennessee corporation (the “Tennessee Corporation”) which will assume all liabilities.

The Tennessee Corporation will be owned by the Company’s current directors. Additionally, the pending Florida litigation against the Company and its directors filed on September 8, 2006 in the Circuit Court of the 15th Judicial Circuit of Florida in Palm Beach County alleging violating of the Florida Securities and Investor Protection Act will be dismissed. Finally, the Company’s management will cancel 6,523,877 shares of common stock of the Company and sell the Plaintiffs 3,000,000 shares of common stock for nominal consideration as part of the settlement. Under the agreement, the Company will pay the $250,000 to one of the Plaintiff's. Following the closing contemplated by the Agreement, DPI, as a Delaware corporation, will have no assets and no liabilities and will have 13,581,996 shares of common stock outstanding in contrast to 20,105,867 outstanding as of the date of this Information Statement. The Plaintiffs in the Florida litigation will designate its officers and directors.

Lack of Contact With Florida

The Company’s offices are located in Oliver Springs, Tennessee. The Company has no office in and does not transact business in Florida. Its domicile in Florida is a historical accident since the Company effected a reverse merger in 2001 acquiring its Tennessee-based business. If the Company’s current Florida-based SEC counsel had represented the Company previously, it would have, consistent with its practice, recommended reincorporation in Delaware.

The Company and its officers and directors have entered into the Agreement because they believe it is in the best interests of the Company and its shareholders. This settlement and the resulting transactions shall not be construed as an admission of liability.

The Company is reincorporating in Delaware for two reasons. First, in anticipation of the possibility of effecting a reverse merger in which a target company would transfer its business to the Company in exchange for a large majority of its outstanding capital stock, a principal of the Plaintiffs requested that the Company reincorporate in Delaware and offered to pay the expenses. However, the Plaintiffs have not provided specific information to the Company regarding any specific potential post-closing transaction, and the Company has been advised that no potential reverse merger candidate has been identified. Second, the Agreement requires the Company to reincorporate in Delaware. The Company’s management initially rejected reincorporating in Delaware. However, when it became apparent the affiliated transaction statute, which is part of the Florida Business Corporation Act (the “FBCA”) was a major obstacle to getting the Agreement approved, they agreed to proceed with the Merger.

No Change in Business, Management, Jobs or Physical Location

While the reincorporation will change the Company’s legal domicile, it will not result in any change in headquarters, business, jobs, management or location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth, other than as a result of the costs incident to the reincorporation, which the Company believes are immaterial. The Company’s management, including all directors and officers, will remain the same following the reincorporation. The Company’s executive officers and directors will not be entering into any new employment agreements or other comparable arrangements in connection with the reincorporation.

DPI

On November 14, 2008, the Company formed DPI, as a wholly-owned subsidiary, exclusively for the purpose of merging with the Company to effect the reincorporation. The address and phone number of DPI’s principal office will be the same as the Company’s current address and phone number. Before the reincorporation, DPI will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation, the rights of the shareholders of DPI will be governed by the DGCL and the Delaware Certificate and the Delaware Bylaws of DPI.

Of course, following shareholder approval of the Agreement and the anticipated closing, the changes described above will occur.

Some Implications of the Reincorporation

The Merger Agreement provides that the Company will merge with and into DPI, with DPI being the surviving corporation. Under the Merger Agreement, DPI will assume all of the Company’s assets and liabilities, including obligations under the Company’s outstanding indebtedness and contracts, and the Company will cease to exist as a corporate entity. The Company’s existing Board of Directors and officers will become the Board of Directors and officers of DPI.

At the effective time of the reincorporation, each outstanding share of the Company’s common stock, $0.01 par value automatically will be converted into one share of common stock of DPI, $0.01 par value. Shareholders will not have to exchange their existing stock certificates for stock certificates of DPI. Upon request, we will issue new certificates to anyone who holds the Company’s stock certificates, provided that such holder has surrendered the certificates representing the Company’s shares in accordance with the Merger Agreement. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of any applicable taxes.

Shareholders whose shares of common stock were freely tradable before the reincorporation will own shares of DPI that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of DPI that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired the Company’s shares.

After the reincorporation, DPI will continue to be a publicly held corporation, with its common stock trading on the Over-the-Counter Bulletin Board. Our trading symbol will remain the same. We will also file with the Securities and Exchange Commission and provide to our shareholders the same information that we have previously filed and provided.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Company’s Board of Directors, however, is not proposing the reincorporation to prevent a change in control and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company’s Board of Directors, except as described above under “Reason for the Merger.” The Company’s Board of Directors has no independent plans to implement any defensive strategies to enhance the ability of the Board of Directors to negotiate with an unsolicited bidder.

With respect to implementing defensive measures, except as indicated below Delaware law is preferable to Florida law because of the substantial judicial precedent on the legal principles applicable to defensive measures. As either a Florida corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on these matters. However, Florida has “control share” and “affiliated transactions” statutes, which do not normally apply to corporations incorporated elsewhere. The Company does not believe these statutes apply to the Company since in February 1999 the Company amended its Articles of Incorporation to elect not to be bound by these anti-takeover provisions. With regard to the “control share” statute, the Company also has less than the requisite number of Florida shareholders. Based on information we were provided by our transfer agent, for all registered shareholders for whom we have information on their residence or address, it appears that we do not have more than 10% of shareholders resident in Florida or more than 10% of its shares owned by residents of Florida and we do not.

Comparison of Shareholder Rights Before and After the Reincorporation

The voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending our Articles of Incorporation, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way. However, there are some material differences between the FBCA and the DGCL which are summarized in the chart below. This chart does not address each difference between Florida law and Delaware law, but focuses on those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Delaware law.

Florida	Delaware
Standard of Conduct for Directors
Under the FBCA, directors also have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation. In discharging his or her duties, a director, unlike in Delaware, may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to duties of care, loyalty and good faith. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of care, loyalty and good faith, their decisions generally are presumed to be valid under the business judgment rule.

Florida	Delaware
Dividends and Other Distributions
Under the FBCA, a company may make a distribution, unless after giving effect to the distribution:

• the company would not be able to pay its debts as they come due in the usual course of business; or
• the company’s assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution

Under the FBCA, a corporation’s redemption of its own common stock is deemed a distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Florida	Delaware
Meeting of Shareholders
As permitted under the FBCA, a special meeting of shareholders may be called by (i) the Board of Directors or (ii) by the person designated in the written request of the holders of not less than 10% of all shares of the corporation entitled to vote at the meeting or (iii) the person(s) authorized to do so in the articles of incorporation or bylaws.
As permitted under the DGCL, a special meeting of shareholders may be called by the (i) Board of Directors or (ii) person(s) authorized by the certificate of incorporation or bylaws.
Florida	Delaware
Limitation of Liability
The FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless the director breached or failed to perform his duties as a director, and such breach or failure:

• constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;
• constitutes a transaction from which the director derived an improper personal benefit;
• results in an unlawful distribution;
• in the case of a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct; or

The DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that such provision may not limit the liability of a director for:

• any breach of the director’s duty of loyalty to the corporation or its shareholders;
• acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
• liability under the DGCL for unlawful payment of dividends or stock purchases or redemptions, or
• any transaction from which the director derived an improper personal benefit.

• in the case of a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

The Delaware Certificate contains a provision limiting the liability of its directors in this manner.

The Company’s Board of Directors believes that by limiting a directors’ liability as permitted under the DGCL, it will be able to attract and retain qualified directors. The Delaware Certificate limits the liability of DPI’s directors to the fullest extent permitted by the DGCL. DPI’s directors will not be liable for monetary damages for acts or omissions occurring on or after the effective date of the reincorporation, even if they should fail, through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the effective date of the reincorporation. The DGCL does not permit elimination or limitation of the liability of directors for breaches of their duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director’s duty of care. In addition, the Delaware Certificate would not affect a director’s liability to third parties or under the federal securities laws.

The Company’s Board of Directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter shareholders from instituting litigation against directors for breach of their duty of care, even though such an action might benefit DPI and its shareholders. However, the Company’s Board of Directors believes this concern is outweighed by the benefit to DPI of retaining highly qualified directors. The Company’s Board of Directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount, and scope of coverage of directors’ liability insurance, although there can be no assurance of such an effect.

While the Delaware Certificate may be viewed as limiting the rights of shareholders in some respects, the Company’s Board of Directors believes, however, that these provisions will help balance the legal obligations of, and protections for, directors, and will contribute to the quality and stability of DPI’s corporate governance. The Company’s Board of Directors has concluded that the benefit to shareholders of improved corporate governance outweighs any possible adverse effects on shareholders.

The members of the Board of Directors may be deemed to have a personal interest in effecting the reincorporation, because, as directors of DPI, they may personally benefit from the limitations on liability contained in the Delaware Certificate.

Florida	Delaware
Indemnification
The Florida articles and the Florida bylaws require the Company to indemnify any and all persons whom it shall have the power to indemnify under the FBCA to the fullest extent permitted by the FBCA.

The FBCA requires a corporation to indemnify any director, officer, employee or agent of the corporation if such person has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter in the proceeding, for expenses actually and reasonably incurred by such person in connection with the proceeding or the person’s defense of the claim, issue or matter.

Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the Board of Directors deems appropriate.

The indemnification and advancement of expenses provided under the FBCA are not exclusive, and a corporation may enter into an agreement to provide for indemnification; however, no indemnification or advancement of expenses may be made to any person if a judgment or other final adjudication establishes that the person’s actions, or omissions to act, were material to the cause of adjudicated action and constitute:

• a violation of criminal law, unless the person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;
• a transaction from which the person derived an improper personal benefit;
• in the case of a director, an unlawful distribution to shareholders; or
• willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a shareholder.

The Delaware Certificate, as discussed below, reflects the broad scope of indemnification under the DGCL.

The Delaware Certificate provides for indemnification of any and all of the current or former directors and officers of DPI, or any person who is or was a director or officer of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the DGCL.

The Delaware Certificate provides that the current or former directors or officers of DPI or any person who was or is serving at the request of DPI as an officer or director of another entity at the request of DPI who is made or threatened to be made a party to a proceeding by virtue of his or her position shall be indemnified if the person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and in a criminal proceeding if he had no reasonable cause to believe his conduct was unlawful. Directors and officers would not be indemnified for loss, liability or expenses incurred in connection with proceedings brought against such persons other than in the capacities in which they serve DPI. Any current or former employee or agent of DPI or any person who was or is an employee or agent of another entity may be indemnified under the same circumstances.

The Delaware Certificate also provides that current or former directors or officers of DPI or any person who was or is serving at the request of DPI as an officer or director of another entity who is made or threatened to be made a party to a proceeding by or in the right of DPI shall be indemnified if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of DPI, except no indemnification shall be made if such person is adjudged liable unless the court determines in such case that such person should be indemnified. Any current or former employee or agent or any person who was or is serving at the request of DPI as an employee or agent of another entity may be indemnified under the same circumstances.

Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

• the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;
• the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power; or
• the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant. circumstances, regardless of whether such person met the required standard of conduct.

The right to indemnification includes the right to receive payment of expenses to directors or officers in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay DPI if it is ultimately determined that he or she was not entitled to indemnification.

The broad scope of indemnification available under Delaware law will permit DPI to offer its directors and officers greater protection against the costs and risks attendant to litigation of claims against officers and directors. The Board of Directors believes that such protection is reasonable and desirable in order to enhance DPI’s ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of DPI with regard to the best interests of DPI and its shareholders.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that DPI may, in the future, be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. If this Proposal passes, we intend to enter into Indemnification Agreements with our executive officers and directors providing broad indemnification and mandating advancement of expenses.

The members of the Board of Directors may be deemed to have a personal interest in the effectuation of the reincorporation, because, as directors of DPI, they may personally benefit from the indemnification provisions of the Delaware Certificate.

Florida	Delaware
Amendment to Charter
The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The Board of Directors must recommend the amendment to the shareholders, unless the Board of Directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the Board of Directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by the DGCL.

Florida	Delaware
Control-Share Acquisition Transactions
Florida has a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is not subject to this provision if it does not have its principal place of business, principal office or substantial assets in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations with substantial Florida contacts. The Florida control-share acquisition statute generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation’s disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Because the Company lacks a Florida presence as described above, we do not believe the “control share” acquisition statute applies to the Company.

Delaware does not have a control share acquisition statute. We believe the Florida provision will not apply. A recent Delaware Supreme Court case invalidated a California statute that applied to foreign corporations under the “internal affairs” doctrine. We believe this reasoning will apply to the control-share acquisition statute.

Florida	Delaware
Interested Director Transactions
The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors or officers holds a position of office or a financial interest will not be void because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if:

• the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a sufficient number of votes when the vote of the interested director is excluded;
• the fact of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize the contract or transaction; or
• the contract or transaction is fair and reasonable to the corporation.

Florida and Delaware law are similar.

Under the DGCL, specified contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable solely because of such interest if such contract or transaction:

• is ratified in good faith by the corporation’s shareholders or a majority of disinterested members of the board (even though less than a quorum) and the material facts of the contract or transaction are disclosed or known or
• was fair to the corporation at the time it was approved.

Accordingly, it is possible that certain transactions that the Board of Directors currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of DPI, although less than a majority of a quorum. The Board of Directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

Florida	Delaware
Business Combination Statutes
Section 607.0901 of the FBCA regarding “affiliated transactions” which is discussed below, is also informally known as the “fair price statute,” provides that the approval of the holders of two-thirds of the voting shares of a corporation, other than the shares beneficially owned by an “interested shareholder,” would be required to effectuate specified transactions, including a merger, consolidation, specified sales of assets, specified sales of shares, liquidation or dissolution of the corporation and reclassification of securities involving a Florida corporation and an interested shareholder.

Section 203 of the DGCL limits specified business combinations of Delaware corporations with interested shareholders. Under the DGCL, an “interested shareholder,” defined as a shareholder whose beneficial ownership in the corporation is at least 15% of the outstanding voting securities, cannot enter specified business combinations with the corporation for a period of three years following the time that such shareholder became an interested shareholder unless:

• before such time, the corporation’s Board of Directors approved either the business combination or the transaction in which the shareholder became an interested shareholder;
• upon consummation of the transaction in which any person becomes an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by specified employee stock ownership plans and persons who are both directors and officers of the corporation; or
• at or subsequent to such time, the business combination is both approved by the Board of Directors and authorized at an annual or special meeting of shareholder, not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested shareholder.

A corporation may elect in its certificate of incorporation not to be governed by Section 203 of the DGCL.

DPI has, through a provision in its Certificate of Incorporation, expressly elected not to be governed by Section 203 of the DGCL.

Florida	Delaware
Affiliated Transactions Statute
Florida does not have a business combination statute like Delaware, but instead has an affiliated transactions statute. Delaware does not have an affiliated transactions statute. This Florida statute is very complex, but generally defines an “affiliated transaction” as a merger with an “interested shareholder,” a sale, lease or other disposition to the interested shareholder of assets of the corporation above a certain threshold including 5% or more of the fair market value of all of the assets of the corporation, or the issuance by the corporation of shares of its capital stock having a fair market value equal to 5% of the fair market value of all of the outstanding shares of the corporation to the interested shareholder, or any receipt by the interested shareholder of any loans, guarantees or other financial assistance. An interested shareholder is any person who is a beneficial owner of more than 10% of the outstanding voting shares of the corporation. Beneficial ownership is defined similarly to that defined by the SEC. Generally, the Florida statute requires approval of an affiliated transaction by two-thirds of the voting shares of the corporation other than the shares beneficially owned by the interested shareholder. The statute further provides that a majority of the disinterested directors may approve an affiliated transaction. Additionally, the statute regulates the amount of cash and other assets to be received by the corporation’s holders of voting securities. Finally, among other limitations, for a specified three-year period during which the interested shareholder has been an interested shareholder, he shall not have received any loans, guarantees or other financial assistance from the corporation.

As described above, we do not believe the affiliated transaction statute applies to the Company.
Delaware does not have this kind of statute.

Florida	Delaware
Appraisal Rights
Under the FBCA, shareholders may dissent from, and demand cash payment of, the fair value of their shares in the event of a number of corporate actions including but not limited to:

• a merger or consolidation of the corporation, or
• a sale or exchange of all or substantially all of a corporation’s assets, including a sale in dissolution.

Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

• listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., now known as the Financial Industry Regulatory Authority (“FINRA”); or
• not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

If you did not previously provide the Company with a written consent authorizing the Merger, you have appraisal rights under Florida law, and should you choose to dissent, you may seek to receive the “fair value” for your shares under Florida’s appraisal statutes as described below under Appraisal Rights.

Under the DGCL, appraisal rights may be available in connection with a statutory merger or consolidation in specified situations. Appraisal rights are not available under the DGCL when a corporation is to be the surviving corporation and no vote of its shareholders is required to approve the merger or consolidation.

Shareholders who perfect their appraisal rights are entitled to receive cash from the corporation equal to the value of their shares as established by judicial appraisal. Corporations may enlarge these statutory rights by including in their certificate of incorporation a provision allowing the appraisal rights in any merger or consolidation in which the corporation participates. The Delaware Certificate does not contain a provision enlarging such appraisal rights.

Florida	Delaware
Sequestration of Shares
The FBCA has no comparable provision.
The DGCL provides that the shares of any person in a Delaware corporation may be attached or “sequestered” for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of DPI’s shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court.

This Information Statement merely summarizes certain differences between the corporation laws of Florida and Delaware, the Florida articles of incorporation, the Florida bylaws, the Delaware Certificate and the Delaware Bylaws.

Certain provisions of the DGCL may or may not apply to some companies including us. The exclusion applies to companies which are:

· listed on a national securities exchange; or

· generally held of record by more than 2,000 shareholders.

These provisions are the business combination anti-takeover provision (Section 203) and appraisal rights (Section 262). DPI has, through a provision in its Certificate of Incorporation, expressly elected not to be governed by Section 203. Note that while Florida law provides that appraisal rights are not available if there are more than 2,000 shareholders (which includes persons whose stock is held through their brokers), Delaware refers only to record holders and excludes shareholders whose stock is held through their brokers. In addition, note that under Florida law a company does not have to provide appraisal rights if its shares are designated as a national market system security on an interdealer quotation system by FINRA. However, the Company’s shares currently trade on the Over-the-Counter Bulletin Board and thus this exclusion does not apply to the Company. Under Delaware law, the exclusion only applies to companies listed on a national securities exchange (which would not include the Company). Many provisions of the FBCA, the DGCL and these documents may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. The discussion contained in this Information Statement is not a substitute for direct reference to the FBCA, the DGCL and these documents or for professional interpretation of them.

Regulatory Requirements

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Merger would be the filing of articles of merger with the Department of State of Florida and the filing of a certificate of merger with the Secretary of State of Delaware.

Accounting Treatment

The reincorporation would be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation and DPI would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of DPI.

Appraisal Rights

Under Florida law, holders of shares of Company common stock have appraisal rights and are entitled to seek appraisal of their shares and be paid the fair value if they dissent from the transactions described in this Information Statement. To perfect the applicable appraisal rights, Company shareholders must strictly comply with the procedures in Sections 1301-1333 of the FBCA. Failure to strictly comply with these procedures will result in the loss of these appraisal rights.
Within 10 days after the effective date of the reincorporation, the Company will send you full information concerning your appraisal rights, advise you of its estimate of the fair value of your shares and supply you with an appraisal form to complete in order to request to be paid the fair value of your shares.

You will be able to demand your appraisal rights by submitting the appraisal form to us between 40 and 60 days after we send you the appraisal notice and form with our estimate of the fair value of your shares. The notice will contain the detailed procedures which must be followed if you elect your appraisal rights, how to withdraw the election to receive the fair value, what you must do if you are unsatisfied with the Company’s determination of fair value and the court procedure to be instituted if you demand payment of a higher fair value than the Company has selected.

Certain Federal Income Tax Consequences of Reincorporation

The Company intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code. Assuming the reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under U.S. federal tax laws as a result of the occurrence of the reincorporation, and neither will the Company or DPI. Each holder will have the same basis in DPI common stock received as a result of the reincorporation as that holder had in the corresponding Company common stock held at the time the reincorporation occurs.

This Information Statement only discusses certain U.S. federal income tax consequences and has done so only for general information. This Information Statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws.

This discussion was based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

YOU SHOULD CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REINCORPORATION, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Vote Required

The Merger Agreement and reincorporation was unanimously approved by the Company’s Board of Directors. Holders of a majority of the outstanding shares of the Company’s common stock have also approved the Merger Agreement and reincorporation by written consent. In addition, the directors of DPI and DPI’s sole shareholder, the Company, have provided the requisite approval of the Merger Agreement by written consent.

Effective Date

The approval by the Board and Majority Shareholders will not become effective until 20 calendar days from the date of mailing of this Information Statement to our shareholders. Upon the expiration of 20 days, we intend to file a certificate of merger with the Secretary of State, State of Delaware and articles of merger with the Department of State, State of Florida reflecting the Merger.
Interests of Certain Persons in or Opposition to Matters to be Acted Upon

We believe the only persons or entities who have any substantial interest in the Merger are John Van Zyll, Ann M. Furlong, Marvin Stacy, EIG Capital Investments, Limited, and EIG Venture Capital, Limited, who are the parties (other than the Company) to the Agreement. We believe the more favorable Delaware law will help facilitate the consummation of the transactions contemplated by such agreement.

Beneficial Ownership

The following table lists the beneficial stock ownership of our directors, executive officers and 5% or greater shareholders as of October 30, 2008.

	Number of Shares of		Percent of
	Common Stock		Common Stock
Name and Address	Beneficially		Beneficially
of Beneficial Owner (1)	Owned (2)		Owned

Jan Telander	4,724,500	(3)	23.5%

John Van Zyll	7,664,011	(4)	33.9%

EIG Capital Investments, Limited	4,175,815	(5)	20.8%

EIG Venture Capital, Limited	4,042,565		20.1%

Ann M. Furlong	4,725,811	(4)	20.9%

Marvin Stacy	4,629,055	(4)	20.5%

Warren Wankelman	0		0

Matt Walters	5,000		0

All Executive Officers and
Directors as a Group
(five (5) persons)	17,023,877(6)		69.4%

 * Represents less than one percent (1%) of the outstanding shares of our common stock.

(1) Based upon 20,105,867 shares of common stock issued and outstanding as of November 13, 2008. The number of shares of common stock beneficially owned by each person or entity is determined under the rules promulgated by the SEC. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power and shares which such person or entity has the right to acquire within 60 days. The inclusion herein of any shares deemed beneficially owned does not constitute an admission by such person of beneficial ownership of such shares.

(2) The business address of each of Jan Telander, EIG Capital Investments, Limited. and EIG Venture Capital, Limited is 60 Market Square, Belize City, Belize. The business address of each of the other person listed in the table is 1059 East Tri-County Blvd., Oliver Springs, Tennessee 37840.

(3) Includes all shares beneficially owned by EIG Capital Investments, Limited, EIG Venture Capital, Limited. Mr. Telander is President and a director of each of EIG Capital Investments, Limited and EIG Venture Capital, Limited.

(4) Includes options to purchase 2,500,000 shares of common stock currently exercisable at $.108 per share.

(5) Includes 133,250 shares owned directly by EIG Capital Investments, Limited and 4,042,565 shares beneficially owned by EIG Venture Capital, Limited which is controlled by EIG Capital Investments, Limited.

(6) Includes options to purchase an aggregate of 7,500,000 shares of common stock currently exercisable at $.108 per share.

Delivery of Information Statement to a Shared Address

If you and one or more shareholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to Diversified Product Inspections, Inc., 1059 East Tri-County Boulevard, Oliver Springs, TN 37840, Attention: Ann M. Furlong, or by facsimile (865) 482-8477, and we will promptly deliver the Information Statement to you upon your request. Shareholders currently receiving multiple copies of our Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

Contact Information for the Company

If you have any questions regarding anything contained in this Information Statement, please contact the Company at the following address: Diversified Product Inspections, Inc., 1059 East Tri-County Boulevard, Oliver Springs, TN 37840, Attention: Ann M. Furlong, or by telephone (865) 482-8480.

Where You Can Find More Information

You can read and copy any materials that the Company files with the Securities and Exchange Commission at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

By:	/s/ John Van Zyll
John Van Zyll President

Date: November 17, 2008

APPENDIX A

AGREEMENT OF MERGER AND
PLAN OF MERGER AND REORGANIZATION

THIS AGREEMENT OF MERGER AND PLAN OF MERGER AND REORGANIZATION entered into as of the 16th day of November, 2008, by and between DIVERSIFIED PRODUCT INSPECTIONS, INC., a Florida corporation (“DPI-FL”), and DIVERSIFIED PRODUCT INSPECTIONS, INC., a Delaware corporation (“DPI-DE”).

WHEREAS, the Board of Directors of DPI-DE and DPI-FL have resolved that both companies be merged, pursuant to the Florida Business Corporation Act (“FBCA”) and Delaware General Corporation Law (“DGCL”), into a single corporation existing under the laws of the State of Delaware, to wit, DPI-DE, which shall be the surviving corporation (such corporation in its capacity as such surviving corporation being sometimes referred to herein as the “Surviving Corporation”);

NOW, THEREFORE, in consideration of the covenants and agreements herein made, and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1. Merger. DPI-FL shall be, at the Effective Date (as hereinafter defined), merged (hereinafter called “Merger”) into DPI-DE, which shall be the Surviving Corporation, and the parties hereto adopt and agree to the following agreements, terms, and conditions relating to the Merger and the mode of carrying the same into effect.

2. Filings; Effects of Merger.

2.1 Approval by Shareholders of DPI-FL and DPI-DE. This Agreement has been approved by the shareholders of DPI-FL in the manner provided by the applicable laws of the State of Florida.

2.2 Filings; Effective Date. If this Agreement has not been, terminated or abandoned as permitted by the provisions hereof, then the Articles of Merger shall be filed and recorded with the State of Florida and the Certificate of Merger shall be filed and recorded with the State of Delaware. The Merger shall become effective on the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later, which date is herein referred to as the “Effective Date.”

2.3 Certain Effects of Merger. On the Effective Date, the separate existence of DPI-FL shall cease, and DPI-FL shall be merged into DPI-DE which, as the Surviving Corporation, shall possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities, duties and liabilities of DPI-FL; and all and singular, the rights, privileges, powers, and franchises of DPI-FL, and all property, real, personal, and mixed, and all debts due to DPI-FL on whatever account, as well as stock subscriptions, liens and all other things in action or belonging to DPI-FL, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as they were of DPI-FL, and the title to any real estate vested by deed or otherwise, under the laws of Delaware or any other jurisdiction, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of DPI-FL shall be preserved, unimpaired, and all debts, liabilities, and duties of DPI-FL shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it. At any time, or from time to time, after the Effective Date, the last acting officers of DPI-FL or the corresponding officers of the Surviving Corporation, may, in the name of DPI-FL execute and deliver all such proper deeds, assignments, and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, or confirm in the Surviving Corporation title to and possession of all DPI-FL’s property, rights, privileges, powers, franchises, immunities, and interests and otherwise to carry out the purposes of this Agreement.

3. Name of Surviving Corporation; Certificate of Incorporation; Bylaws; Directors; Officers

3.1 Name of Surviving Corporation. The name of the Surviving Corporation from and after the Effective Date shall be Diversified Product Inspections, Inc., a Delaware corporation.

3.2 Certificate of Incorporation. The Certificate of Incorporation of DPI-DE in effect on the date hereof shall from and after the Effective Date be, and continue to be, the Certificate of Incorporation of the Surviving Corporation until changed or amended as provided by law.

3.3 Bylaws. The Bylaws of DPI-DE, as in effect immediately before the Effective Date, shall from and after the Effective Date be, and continue to be, the Bylaws of the Surviving Corporation until amended as provided therein.

3.4  Directors and Officers. At the Effective Date of the Merger, the members of the board of directors, the board committees and advisory board, and the officers of DPI-FL in office at the Effective Date of the Merger shall become the members of the board of directors, board committees and advisory board and the officers, respectively, of the Surviving Corporation, each of such directors, committee members and advisory board members and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

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4. Status and Conversion of Securities. Each one share of DPI-FL common stock which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Date into one fully paid share of DPI-DE common stock, and outstanding certificates representing shares of DPI-FL common stock shall thereafter represent shares of DPI-DE common stock. Such certificates may, but need not be, exchanged by the holders thereof after the Merger becomes effective for new certificates for the appropriate number of shares bearing the name of the Surviving Corporation.

5. Abandonment of Merger. At any time before the Effective Date of the Merger (whether it is before or after filing the Articles of Merger), this Agreement of Merger and Plan of Merger and Reorganization may be terminated and the Merger abandoned by the shareholders of DPI-FL.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the date first above written.

DIVERSIFIED PRODUCT INSPECTIONS, INC., a Florida corporation

By:
John Van Zyll, President

DIVERSIFIED PRODUCT INSPECTIONS, INC., a Delaware corporation

By:
John Van Zyll, President

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APPENDIX B

CERTIFICATE OF INCORPORATION
OF
DIVERSIFIED PRODUCT INSPECTIONS, INC.

1.    The name of the corporation is Diversified Product Inspections, Inc. (the “Company”).

2.    The address of its registered office in the State of Delaware, County of New Castle, is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

3.    The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

4.    The Company shall have authority to issue:

50,000,000 shares of common stock, par value $0.01 per share.

5.    The name and mailing address of the incorporator is as follows:

Michael D. Harris, Esq.
1555 Palm Beach Lakes Blvd., Suite 310
West Palm Beach, Florida 33401

6.    The name and mailing address of each person who is to serve as a director until the first annual meeting of the shareholders or until a successor is elected and qualified, is as follows:

Name	Mailing Address

John Van Zyll	1059 E. Tri-County Boulevard Oliver Springs, TN 37840

Marvin Stacy	1059 E. Tri-County Boulevard Oliver Springs, TN 37840

Ann M. Furlong	1059 E. Tri-County Boulevard Oliver Springs, TN 37840

Warren Wankelman	1059 E. Tri-County Boulevard Oliver Springs, TN 37840

Matt Walters	1059 E. Tri-County Boulevard Oliver Springs, TN 37840

7.    The Company is to have perpetual existence. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, amend, alter or repeal the bylaws of the Company, subject to the limitations of Section 109 of the Delaware General Corporation Law which provides that this delegation of power to the board of directors shall not divest the shareholders of their rights under this Section 109.

8.    Elections of directors need not be by written ballot unless the bylaws of the Company shall so provide.

Meetings of shareholders may be held within or without the State of Delaware as the bylaws may provide. The books of the Company may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Company.

9.    The Company reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

10.    No director of this Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director. Nothing in this paragraph shall serve to eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to this Company or its shareholders, (b) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

11.    (a) Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding (except as provided in Section 11 (f)) whether civil, criminal or administrative, (a “Proceeding”), or is contacted by any governmental or regulatory body in connection with any investigation or inquiry (an “Investigation”), by reason of the fact that he or she is or was a director or executive officer (as such term is utilized pursuant to interpretations under Section 16 of the Securities Exchange Act of 1934) of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (an “Indemnitee”), whether the basis of such Proceeding or Investigation is alleged action in an official capacity or in any other capacity as set forth above shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that an Advancement of Expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (an “Undertaking”).

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(b) If a claim under Section 11(a) is not paid in full by the Company within 60 days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In

(i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and

(ii) any suit by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Company shall be entitled to recover such expenses upon a final adjudication that,

the Indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Company (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its board of directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right hereunder, or by the Company to recover an Advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this Section 11 or otherwise shall be on the Company.

(c) The rights to indemnification and to the Advancement of Expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

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(d) The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

(e) The Company may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the Advancement of Expenses, to any employee or agent of the Company to the fullest extent of the provisions of this Section with respect to the indemnification and Advancement of Expenses of directors, and executive officers of the Company.

(f) Notwithstanding the indemnification provided for by this Section 11, the Company’s bylaws, or any written agreement, such indemnity shall not include any expenses incurred by such Indemnitees relating to or arising from any Proceeding in which the Company asserts a direct claim against any Indemnitee whether such claim by the Company is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise.

12.    Special meetings of the shareholders shall be held when directed by the Company’s Board of Directors or upon written request by any beneficial owner, as defined by the Rules of the Securities and Exchange Commission, of 10% or more of the outstanding shares of common stock.

13.    The Company expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this _____ day of October 2008.

Michael D. Harris, Esq, Incorporator

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APPENDIX C

BYLAWS

OF

DIVERSIFIED PRODUCT INSPECTIONS, INC.

As Adopted on

October 31, 2008

Article I. Meeting of Shareholders

Section 1. Annual Meeting. The annual meeting of the shareholders of this Corporation shall be held at the time and place designated by the Board of Directors of the Corporation. Business transacted at the annual meeting shall include the election of directors of the Corporation.

Section 2. Special Meetings. Special meetings of the shareholders shall be held when directed by the Board of Directors, or when requested in writing by the holders of not less than 10 percent of all the shares entitled to vote at the meeting.

Section 3. Place. Meetings of shareholders may be held within or without the State of Delaware.

Section 4. Notice. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the meeting, either personally or by first class mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage there on prepaid. The provisions of Section 229 of the Delaware General Corporation Law (the “DGCL”) as to waiver of notice are applicable.

Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be given as provided in this section to each shareholder of record on the new record date entitled to vote at such meeting.

Section 6. Closing of Transfer Books and Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 60 days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least 10 days immediately preceding such meeting.

In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for the determination of shareholders, such date in any case to be not more than 60 days and, in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the day preceding the day on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 7. Shareholder Quorum and Voting. A majority of the outstanding shares of each class or series of voting stock then entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. When a specified item of business is required to be voted on by a class or series of stock, a majority of the outstanding shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

If a quorum is present, the affirmative vote of the majority of those shares present at the meeting in person or by proxy of each class or series of voting stock and entitled to vote on the subject matter shall be the act of the shareholders unless otherwise provided however that the directors of the Corporation shall be elected by a plurality of such shares.

After a quorum has been established at a shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 8. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

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Treasury shares, shares of stock of this Corporation owned by another corporation, the majority of the voting stock of which is owned or controlled by this Corporation, and shares of stock of this Corporation, held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

A shareholder may vote either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact.

At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate shareholder; or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation by the corporate shareholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

Section 9. Proxies. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting of a shareholders’ duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

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Every proxy must be signed by the shareholder or his attorney in-fact. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of shareholders.

If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

Section 10. Action by Shareholders without a Meeting. Any action required by law, these bylaws, or the certificate of incorporation of this Corporation to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

Promptly after obtaining such authorization by written consent, notice shall be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action, and, if the action be a merger or consolidation for which appraisal rights are provided under the DGCL, be given in accordance with Section 262(d)(2) of the Act, as amended.

Section 11. Advance Notice of Shareholder Nominees and Shareholder Business.

To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be:

(a)	specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,

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(b)	otherwise properly brought before the meeting by or at the direction of the Board of Directors, or

(c)	otherwise properly brought before the meeting by a shareholder.

For such other nominations or other business to be considered properly brought before the meeting by a shareholder, such shareholder must have given timely notice and in proper form of his intent to bring such business before such meeting. To be timely, such shareholder’s notice must be delivered to or mailed and received by the secretary of the Corporation not less than 90 days prior to the meeting; provided, however, that in the event that less than 100 days notice of prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a shareholder’s notice to the secretary shall set forth:

(i)
the name and address of the shareholder who intends to make the nominations, propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

(ii)
a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduced the business specified in the notice;

(iii)
if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

(iv)
such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

(v)	if applicable, the consent of each nominee to serve as director of the Corporation if so elected.

The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

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Article II. Directors

Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

Section 2. Qualification. Directors need not be residents of this state or shareholders of this Corporation.

Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

Section 4. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

(a) one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented,

(b) counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person’s professional or expert competence, or

(c) a committee of the board upon which he does not serve, duly designated in accordance with a provision of the certificate of incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Corporation.

Section 5. Presumption of Assent. A director of the Corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

Section 6. Number. This Corporation shall have no less than three nor greater than nine directors. The number of directors may be established from time to time by resolution of the Board of Directors, but no decrease shall have the effect of shortening the terms of any incumbent director.

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Section 7. Election and Term. Each person named in the certificate of incorporation as a member of the initial Board of Directors and all other directors appointed by the Board of Directors to fill vacancies thereof shall hold office until the first annual meeting of shareholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

Section 8. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

Section 9. Removal of Directors. At a meeting of the shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, then entitled to vote at an election of directors.

Section 10. Quorum and Voting. A majority of the number of directors fixed by these bylaws shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 11. Director Conflicts of Interest. No contract or other transaction between this Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

(a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

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(c) The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the board, a committee or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

Section 12. Place of Meeting. Regular and special meetings by the Board of Directors may be held within or without the State of Delaware.

Section 13. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice on the second Tuesday of September of each year. Notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, any form of electronic notice including facsimile transmission, as long as the director is able to retain a copy of the notice, or telegram at least one day before the meeting.

Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all obligations to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

Meetings of the Board of Directors may be called by the president of the Corporation or by any director.

Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 14. Action Without a Meeting. Any action required to be taken at a meeting of the directors of the Corporation, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action to be taken, signed by all of the directors, is filed in the minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

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Section 15. Committees. The Board of Directors may designate from among its members such committees it deems prudent, such as, but not limited to, an executive committee, audit committee, compensation committee, finance committee and a litigation committee.

Article III. Officers

Section 1. Officers. The officers of this Corporation shall consist of a president, one or more vice presidents, secretary, and treasurer, and any assistants to the office of vice president, treasurer or secretary as may be designated by the board of directors, each of whom shall be elected by the board of directors from time to time. Any two or more offices may be held by the same person. The failure to elect any of the above officers shall not affect the existence of this Corporation.

Section 2. Duties. The officers of this Corporation shall have the following duties and such other duties as delegated by the president.

The president shall be the chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation subject to the directions of the board of directors, and shall preside at all meetings of the shareholders and board of directors.

The vice president of finance shall be the chief financial and chief accounting officer. He shall keep correct and complete records of account, showing accurately at all times the financial condition of the corporation. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Corporation and shall perform such other duties as the bylaws provide or the Board of Directors may prescribe.

Any other vice president(s) shall perform such duties as may be prescribed by the Board of Directors or the president and shall act whenever the president shall be unavailable.

The secretary shall have custody of and maintain all of the corporate records except the financial records, shall record the minutes of all meetings of the shareholders and whenever else required by the Board of Directors or the president, and shall perform such other duties as may be prescribed by the Board of Directors.

The treasurer shall be the legal custodian of all monies, notes, securities and other valuables that may from time to time come into the possession of the Corporation. He shall immediately deposit all funds of the Corporation coming into his hands in some reliable bank or other depositary to be designated by the Board of Directors and shall keep this bank account in the name of the Corporation.

Section 3. Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Corporation will be served thereby.

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Any officer or agent elected by the shareholders may be removed only by vote of the shareholders, unless the shareholders shall have authorized the directors to remove such officer or agent.

Any vacancy, however, occurring, in any office may be filled by the Board of Directors, unless the bylaws shall have expressly reserved such power to the shareholders.

Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

Article IV. Stock Certificates

Section 1. Issuance. Every holder of shares in this Corporation shall be entitled to have a certificate, representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

Section 2. Form. Certificates representing shares in this Corporation shall be signed by the president or vice president and the secretary or an assistant secretary or treasurer or assistant treasurer and may be sealed with the seal of this Corporation or a facsimile thereof. The signature of the president or vice president and the secretary or assistant secretary or treasurer or assistant treasurer may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

Every certificate representing shares issued by this Corporation shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of, the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, and the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

Every certificate representing shares which are restricted as to the sale, disposition, or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of, such restrictions.

Each certificate representing shares shall state upon its face: the name of the Corporation; that the Corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

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Section 3. Transfer of Stock. Except as provided in Section 4 of this Article, the Corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney, and the signature of such person has been guaranteed by a commercial bank or trust company or by a member of the New York or American Stock Exchange.

Section 4. Off-Shore Offerings. In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933 (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption under the Act.

Section 5. Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the Corporation may direct, to indemnify the Corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation.

Article V. Books and Records

Section 1. Books and Records. This Corporation shall keep correct and complete records and books of account and shall keep minutes of the proceedings of its shareholders, Board of Directors and committees of directors.

This Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders, and the number, class and series, if any, of the shares held by each.

Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

Any person who shall have been a holder of record of shares or of voting trust certificates therefor at least six months immediately preceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five percent of the outstanding shares of any class or series of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose its relevant books and records of accounts, minutes and records of shareholders and to make extracts therefrom.

Section 2. Financial Information. Not later than three months after the close of each fiscal year, this Corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the Corporation during its fiscal year.

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Upon the written request of any shareholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such shareholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement.

The balance sheets and profit and loss statements shall be filed in the registered office of the Corporation in this state, shall be kept for at least five years, and shall be subject to inspection during business hours by any shareholder or holder of voting trust certificates, in person or by agent.

Article VI. Dividends

The Board of Directors of this Corporation may, from time to time, declare and the Corporation may pay dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the certificate of incorporation, subject to the following provisions:

(a) Dividends in cash or property may be declared and paid, except as otherwise provided in this section, only out of the unreserved and unrestricted earned surplus of the Corporation or out of capital surplus, howsoever arising but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such surplus shall be disclosed to the shareholders receiving the same concurrently with the distribution.

(b) Dividends may be declared and paid in the Corporation’s own treasury shares.

(c) Dividends may be declared and paid in the Corporation’s own authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:

(1) If a dividend is payable in shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

(2) If a dividend is payable in shares without a par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving such dividend concurrently with the payment thereof.

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(d) No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the certificate of incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

(e) A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a share dividend within the meaning of this section.

Article VII. Corporate Seal

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the following:

Article VIII. Amendment

These bylaws may be repealed or amended, and new bylaws maybe adopted, by the Board of Directors or the shareholders in accordance with Section 109 of the Delaware General Corporation Law.

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